Nationwide Life Insurance Company • Nationwide VLI Separate Account-2 • Nationwide VLI Separate Account-4 • Nationwide VLI Separate Account-7 • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-G

Prospectus supplement dated July 12, 2011 to

BOA FPVUL, BOA Next Generation FPVUL, Future Corporate VUL, Next Generation Corporate Variable Universal Life, Nationwide Marathon Corporate VUL, Nationwide Future Executive VUL, BOA Next Generation II FPVUL, Nationwide YourLife Protection VUL (NWL and NLAIC), Nationwide YourLife Accumulation VUL (NWL and NLAIC), Nationwide YourLife Survivorship VUL (NWL and NLAIC), Options, Options Plus, Options Premier, Nationwide Marathon Performance VUL prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective immediately, the following is added to the front page of the prospectus.

The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit, available in every state; or insured or endorsed by a bank or any federal government agency.
The policy MAY decrease in value to the point of being valueless.